UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
October 17, 2022

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
754-9704

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On October 17, 2022, CrossFirst Bankshares, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K").
The Initial Form 8-K included a press release, furnished as Exhibit 99.1, reporting its preliminary financial results for the third quarter of
2022 (the "Earnings Release"), and a related investor presentation, furnished as Exhibit 99.2, providing additional supplemental preliminary financial and other information for the same period (the "Investor Presentation"). The Company is furnishing this Amended
Report on Form 8-K (this "Form 8-K/A") to make certain changes to the financial information that was included in its Earnings Release.
This Form 8-K/A, including the exhibits attached hereto, amends, restates and supersedes in its entirety the Initial Form 8-K, including the exhibits attached thereto.

Item 2.02. Results of Operations and Financial Condition.
On October 17,

2022, the Company

issued the Initial

Form 8-K, including

the Earnings Release and

Investor Presentation.

The Company
subsequently identified

errors in

the presentation

of income

on tax-exempt

securities included

in Tables

3 and

4 of

the Earnings

Release.

The Company

has historically

presented

these amounts

on a

tax-equivalent

basis.

Income on

tax-exempt

securities reported

in Tables

3
and 4

of the

Earnings Release

were not

presented on

a tax-equivalent

basis for

the three

and nine

months ended

September 30,

2022, but
were presented

on this

basis for

the historical

comparative periods.

In addition,

as previously

disclosed, the

Company modified

its yield
calculation

on

its

available-for-sale

portfolio

to

better

conform

to

peer

disclosures

in

the

first

quarter

of

2022.

Income

on

tax-exempt
securities reported

in Tables

3 and

4 of

the Earnings

Release were

not presented

using

this updated

methodology

for the

three

and

nine
months ended September 30, 2021, but were presented

using this updated methodology for the three and nine

months ended September 30,
2022.

The

Company

is

filing

this

Form

8-K/A to

correct

the

foregoing

errors

included

in

the

Earnings

Release.

The

Company

is

not
revising the Investor Presentation previously filed with the Initial Form 8-K.

Copies of

the Earnings

Release

and Tables

3 and

4 of

the Earnings

Release, each

as revised

to reflect

the changes

described

above,

are
attached

hereto

as

Exhibits

99.1

and

99.2,

respectively,

each

of

which

are

incorporated

herein

by

reference.

A

copy

of

the

Investor
Presentation

previously

filed with

the

Initial

Form

8-K

is

reattached

hereto

as

Exhibit

99.3

and

incorporated

herein

by

reference.

This
Form 8-K/A is

not intended

to, nor

does it,

reflect events

occurring after

the filing

of the

Initial Form

8-K, and

the Earnings

Release and
Investor

Presentation

are not

being

modified

or updated

in any

way

other

than

to reflect

the

changes

to Tables

3

and

4

of

the

Earnings
Release.

The information in Item 2.02 of this Current Report,

including Exhibits 99.1 and 99.2, is being “furnished”

and shall not be deemed "filed"
for purposes of

Section 18 of

the Securities Exchange Act of

1934, as amended

(the “Exchange Act”), or

incorporated by reference

in any
filing

under

the

Securities Act

of

1933,

as

amended,

or

the

Exchange Act,

except

as

expressly

set

forth

by

specific

reference

in

such

a
filing.
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
99.1
Press Release Issued October 17, 2022 (Revised October 20, 2022)
99.2
Updated Tables 3 and 4 – Earnings Release Dated October 17, 2022 (Revised October 20, 2022)
99.3
Investor Presentation for Earnings Call Held October 18, 2022 (Not Revised)
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant

to

the requirements

of

the Securities

and

Exchange Act

of 1934,

the Registrant

has

duly

caused

this report

to be

signed

on its
behalf by the undersigned hereunto duly authorized.
Date: October 20, 2022 CROSSFIRST BANKSHARES, INC.

By: /s/ Benjamin R. Clouse

Benjamin R. Clouse
Chief Financial Officer